MANAGERS TRUST I

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Supplement dated September 15, 2008

to the Prospectus dated March 1, 2008 (as supplemented May 19, 2008 and June 11, 2008)

The following information supplements and supersedes any information to the contrary relating to Managers California Intermediate Tax-Free Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus dated March 1, 2008, as supplemented May 19, 2008 and June 11, 2008 (the “Prospectus”).

At a meeting held on September 11-12, 2008, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between the Fund’s investment manager, Managers Investment Group LLC (“Managers”), and Evergreen Investment Management Company, LLC (“Evergreen”). The Trust’s Board of Trustees also approved the appointment of Miller Tabak Asset Management, LLC as the new subadvisor (“Miller Tabak” or the “Subadvisor”) to the Fund effective September 15, 2008. Therefore, effective September 15, 2008, Evergreen will no longer be subadvisor to the Fund, and the Fund’s portfolio will be subadvised by Miller Tabak, managing the Fund’s entire portfolio previously managed entirely by Evergreen.

With respect to the Fund, Managers is responsible for managing and transferring assets formerly managed by Evergreen to Miller Tabak. Managers has employed a transition manager to assist with the transfer of assets. Until the assets formerly managed by Evergreen are transferred or sold, they remain invested in securities selected by Evergreen. Keitha L. Kinne is primarily responsible for overseeing the transition manager on behalf of Managers. Ms. Kinne is a Managing Partner and Chief Operating Officer of Managers and has held those positions since 2007, and has been the Chief Investment Officer of Managers since 2008. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

Effective September 15, 2008, the Prospectus is hereby amended as follows:

All references to Evergreen shall be deleted and all references to the Subadvisor to the Fund shall refer to Miller Tabak. Additionally, under “Summary of the Funds-Fund Management,” the section titled “Managers California Intermediate Tax-Free Fund” on page thirty-seven of the Prospectus is hereby deleted and replaced with the following:

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Miller Tabak Asset Management, LLC (“Miller Tabak”), located at 331 Madison Avenue, New York, New York 10017, is the Fund’s Subadvisor and has managed the Fund since September 2008. Miller Tabak is a division of Miller Tabak + Co., LLC, a twenty-four year old institutional trading firm. As of August 31, 2008, Miller Tabak managed approximately $33.4 million in assets. Michael Pietronico is the portfolio manager primarily responsible for the day-to-day management of the Fund, and has managed the Fund since September 15, 2008. Mr. Pietronico previously managed the Fund from 2003 to 2007 while he served as a portfolio manager at Evergreen Investment Management Company, LLC (“Evergreen”), the Fund’s previous subadvisor. Mr. Pietronico is the Chief Executive Officer and Founding Partner of Miller Tabak. Prior to joining Miller Tabak, Mr. Pietronico served as Senior Vice President and Senior Portfolio Manager for Evergreen from 1992-2007. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund for the first $25 million of assets under management, 0.35% for the next $25 million, and 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Miller Tabak.

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MANAGERS TRUST I

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Supplement dated September 15, 2008

to the Statement of Additional Information dated March 1, 2008 (as supplemented May 19, 2008)

The following information supplements and supersedes any information to the contrary relating to Managers California Intermediate Tax-Free Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Statement of Additional Information dated March 1, 2008, as supplemented May 19, 2008 (the “SAI”).

At a meeting held on September 11-12, 2008, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between Evergreen Investment Management Company, LLC (“Evergreen”) and the Fund’s investment manager, Managers Investment Group LLC (“Managers”). The Trust’s Board of Trustees also approved the appointment of Miller Tabak Asset Management, LLC as the new subadvisor (“Miller Tabak” or the “Subadvisor”) to the Fund effective September 15, 2008. Therefore, effective September 15, 2008, Evergreen will no longer be subadvisor to the Fund, and the Fund’s portfolio will be subadvised by Miller Tabak, managing the Fund’s entire portfolio previously managed entirely by Evergreen.

Effective September 15, 2008, the SAI is hereby amended as follows. All references to Evergreen as a subadvisor to the Fund in the SAI shall now refer to Miller Tabak. Additionally, the disclosure in the section titled “Portfolio Managers of the Funds–Managers California Intermediate Tax-Free Fund,” on page sixty-six of the SAI is hereby deleted and replaced with the following:

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Subadvisor: Miller Tabak Asset Management, LLC (“Miller Tabak”)

Other Accounts Managed by the Portfolio Manager(s)

Michael Pietronico is the portfolio manager primarily responsible for the day-to-day management of the Fund. Miller Tabak is a division of Miller Tabak + Co., LLC.

Portfolio Manager: Michael Pietronico (as of June 30, 2008)
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	0	None	0	None
Other Pooled Investment Vehicles	0	None	0	None
Other Accounts	8	32	0	None

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Moreover, Miller Tabak has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Miller Tabak’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Miller Tabak’s Compliance Manual, a copy of which has been provided to the Investment Manager. The Compliance Manual includes a set of policies and procedures that are designed to assure that Miller Tabak complies with the requirements of the Investment Advisers Act of 1940, as amended, and generally requires both Miller Tabak and its employees to deal with all clients in a fair and equitable manner. On occasion, Miller Tabak, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Miller Tabak maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Pietronico’s compensation is comprised of a fixed base salary and he is additionally eligible to participate in a fixed percentage of Miller Tabak’s net revenues.

No compensation is considered or awarded based on the performance of any assets under management.

Portfolio Manager Ownership of Fund Shares (as of June 30, 2008)

Mr. Pietronico: None

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